LETTER OF REAFFIRMATION OF GUARANTY
As of March 31, 2010

TO:	Manufacturers and Traders Trust Company One M & T Plaza, Buffalo, New York 14240

RE:           REAFFIRMATION of Continuing Guaranty of All Liability (the "Guaranty") executed and delivered by OG ACQUISITION, INC., COMBINE BUYING GROUP, INC. AND 1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP  (collectively, the “Guarantors”) to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank") dated as of August 7, 2007 in connection with loans made to EMERGING VISION, INC. (“Borrower”) by Manufacturers and Traders Trust Company (collectively, the “Loan”).

Dear Sirs:

The undersigned hereby reaffirm and ratify all the terms, conditions, representations, and covenants contained in the Guaranty, certify that there are no defenses, offsets, or counterclaims thereto as of the date hereof and represent, warrant, and covenant that the most recent financial statements heretofore delivered to you are true and correct in all respects, fairly present the financial condition of the undersigned as of the date thereof and that no material adverse change has occurred in the financial condition reflected therein since the date thereof.

Each of the undersigned further covenants and agrees (a) that its liability under the Guaranty is unaffected by the execution of that certain NON-REVOLVING LINE OF CREDIT AGREEMENT in the amount of $4,251,921.13 and TERM LOAN NOTE in the amount of $1,000,000.00 (collectively, the “NOTES”) evidencing, among other things, (i) the reduction of the Maximum Loan Amount available under the Line of Credit Loan, (ii) the conversion of the outstanding balance under the line of credit to a term loan, and (iii) the revision of certain financial covenants as set forth therein, and any related documents dated of even date herewith, copies of which the undersigned acknowledge having received and reviewed, (b) that each of the undersigned hereby acknowledges receipt of a copy of the above referenced Notes and hereby consents to the Notes and (c) that the Guaranty is in full force and effect.   Furthermore, although each of the undersigned has been informed of the matters set forth herein and in the Notes and has acknowledged and agreed to same, each of the undersigned understands that the Bank has no obligation to inform any of the undersigned of such matters in the future or to seek the acknowledgment or agreement of any of the undersigned to future amendments or waivers, and nothing herein shall create such a duty.

Very truly yours,
GUARANTORS:
OG ACQUISITION, INC.

By:           /s/ Glenn Spina
Name:  Glenn Spina
Title:    Chief Executive Officer

COMBINE BUYING GROUP, INC.

By:           /s/ Glenn Spina
Name:  Glenn Spina
Title:    Chief Executive Officer

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:           /s/ Glenn Spina
Name:  Glenn Spina
Title:    Chief Executive Officer